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                                                                    EXHIBIT 99.2

                                 CERTIFICATION


     In connection with the Quarterly Report of Diamondhead Casino Corporation (formerly Europa Cruises Corporation) (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Zimmerman, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATE: May 13, 2003                    /s/   ROBERT ZIMMERMAN
                                    --------------------------------
                                    By:     Robert Zimmerman
                                            Chief Financial Officer